FIRST COVA LIFE INSURANCE COMPANY
                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                        Supplement dated November 3, 1997
          to Prospectus dated May 1, 1997, as amended September 8, 1997

This supplement should be attached to your copy of the Prospectus for the variable annuity contracts issued by First Cova Life Insurance Company ("First Cova") and First Cova Variable Annuity Account One ("Variable Account One").

Growth and Income Portfolio Substitution

The purpose of this supplement is to notify you of a proposal to substitute shares of the Lord Abbett Growth and Income Portfolio of Cova Series Trust ("Cova Trust") for shares of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. ("Lord Abbett Fund") held by Variable Account One to fund certain flexible purchase payment variable annuity contracts ("Contracts") issued by First Cova.

First Cova will file an application with the Securities and Exchange Commission ("Commission") on or about the date of this supplement requesting an order approving the Substitution. Upon obtaining the order from the Commission approving the Substitution, and subject to any prior approval by applicable state insurance authorities, First Cova and Variable Account One propose to effect the Substitution as soon as is practical.

A Contract owner, prior to the date of Substitution, may transfer his or her Growth and Income Sub-Account Value to any other sub-account of Variable Account One without any limitation or charge being imposed. Moreover, following the Substitution for a period of 30 days, First Cova will permit transfers from the Lord Abbett Growth and Income Sub-Account to any other sub-account of Variable Account One available under your Contract without any limitation or charge being imposed. After the 30 days, any transfers from the Lord Abbett Growth and Income Sub-Account will be subject to the restrictions described in the Prospectus.

A complete list of all available Portfolios in which Variable Account One invests is set forth in the Prospectus. You may obtain a Prospectus by writing or calling First Cova at the address or telephone number set forth below.

First Cova will effect the Substitution by simultaneously placing an order to redeem the shares of the Growth and Income Portfolio and an order to purchase shares of the Lord Abbett Growth and Income Portfolio.

First Cova will bear the expenses attributable to the Substitution. First Cova will send affected Owners a notice within five days after the Substitution.

                        CUSTOMER SERVICE: (800) 343-8496

                  Issued by: First Cova Life Insurance Company

                     Distributed by: Cova Life Sales Company
                           One Tower Lane, Suite 3000
                      Oakbrook Terrace, Illinois 60181-4644

CNY-3009 (10/97)